Exhibit 99.1

October 25, 2007

JANUS ANNOUNCES THIRD QUARTER 2007 RESULTS

Third quarter earnings from continuing operations of $0.29 per diluted share

Companywide long-term net inflows of $0.7 billion for the quarter;

Janus ex-INTECH long-term inflows of $2.9 billion

More than two-thirds of retail funds outperformed their

Lipper peer group medians for 1, 3 and 5 years (1)

$184 million of stock buybacks during the third quarter,

reducing shares outstanding by 3.4%

Janus to sell its printing and fulfillment business

DENVER — Janus Capital Group Inc. (NYSE: JNS) today reported third quarter net income from continuing operations of $50.8 million, or $0.29 per diluted share, compared with net income from continuing operations of $51.6 million, or $0.28 per diluted share, in the second quarter 2007(2)  The company’s operating margin from continuing operations for the third quarter 2007 was 33.7% compared with 34.6% for the second quarter 2007 and 24.9% for the third quarter 2006.

Janus also announced today that it plans to sell its printing business, Rapid Solutions Group (RSG). In connection with the expected disposal, Janus recorded an after-tax impairment charge of $0.21 diluted loss per share. The impairment charge and RSG’s operating loss of $0.01 diluted loss per share are reflected as discontinued operations in Janus’ financial statements.

(1) Detailed Lipper total return rankings for all JIF funds are on page 9.

(2) Prior periods have been reclassified to separately present the results of continuing and discontinued operations.

Flows and Assets Under Management

Average assets under management during the third quarter increased 2.8% to $193.5 billion compared with $188.2 billion during the second quarter 2007. At September 30, 2007, the company’s total assets under management were $208.0 billion, an increase of 9.1%, compared with $190.6 billion at June 30, 2007. The increase in assets during the third quarter reflects $8.6 billion in market appreciation and fund performance, long-term net inflows of $0.7 billion and money market net inflows of $8.1 billion.

Janus’ INTECH subsidiary had long-term net outflows of $2.2 billion during the third quarter 2007 compared with long-term net inflows of $1.3 billion in the second quarter 2007. Excluding INTECH, Janus’ long-term net inflows were $2.9 billion in the third quarter 2007 versus $1.5 billion long-term net inflows in the previous quarter.

Investment Management

Janus’ relative investment management performance remained strong during the third quarter. Approximately 89%, 73% and 67% of the funds in the company’s primary retail fund family, Janus Investment Fund (JIF), ranked in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of September 30, 2007. Six of those funds ranked in the top 10% of their respective Lipper categories during the same one-, three- and five-year periods. In addition, 50% of JIF funds have a 4- or 5-star Morningstar overall rating at September 30, 2007, based on risk-adjusted returns.(3)

Janus CEO Gary Black said he was particularly proud that all 17 of the company’s Janus-managed JIF equity funds(4) ranked in the top half of their Lipper peers on a one-year total-return basis as of September 30, 2007. He also noted that 85% of those same funds finished in the top Lipper quartile during that period.

(3) Detailed Lipper total return rankings and Morningstar risk-adjusted return ratings for all JIF funds are on pages 9 and 10, respectively.

(4) Janus Managed JIF Equity Funds do not include Janus Capital Funds, Janus Adviser Series, Janus Aspen Series, Sub-advised or money markets. They also do not include JIF Value Funds, JIF Income Funds and INTECH Risk-Managed Stock Fund.

“This quarter’s significantly higher flows from Janus-managed products reflect our success with advisors and show that the marketplace recognizes our consistently strong performance,” Black said. “Despite INTECH’s short-term outflows, we have great confidence in its investment process, which has helped it build an excellent long-term track record.”

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006

Continuing Operations (Investment Management)
Average Assets (in billions)	$193.5	$188.2	$153.2
Ending AUM (in billions)	$208.0	$190.6	$158.3
Revenues	$284.6	$273.0	$229.0
Operating Expenses	$188.8	$178.6	$172.0
Operating Income	$95.8	$94.4	$57.0
Operating Margin	33.7%	34.6%	24.9%

Net Income *	$50.8	$51.6	$32.6

Diluted Earnings per Share *	$0.29	$0.28	$0.16

Shares Repurchased (in millions)	6.5	10.4	7.7
Cost of Shares Repurchased	$183.5	$276.5	$138.1
Average Price	$28.32	$26.60	$17.97
Total shares outstanding end of period (in millions)	170.3	176.3	199.3

* Prior periods have been reclassified to separately present the results of continuing and discontinued operations.

Continuing Operations

Third quarter 2007 revenues of $284.6 million increased $11.6 million from the previous quarter due to higher average assets under management driven primarily by market appreciation and investment performance. Total operating expenses increased $10.2 million from the second quarter as a result of higher investment team compensation and a $3.8 million net benefit recognized in the second quarter 2007. The net benefit included the release of $6.3 million in legal reserves and a $2.5 million charge for departure-related accelerated vesting of long-term incentive awards.

Discontinued Operations

RSG, the company’s printing business, reported a third quarter net loss of $38.6 million, which includes a $36.0 million impairment charge, net of tax. In light of Janus’ decision to sell its printing and fulfillment operations, the company evaluated RSG’s assets, resulting in a write-down of a portion of goodwill, certain intangibles and fixed assets.

Capital and Liquidity

At September 30, 2007, Janus had stockholders’ equity of $1,844 million, cash and investments related to continuing operations of $725 million and $1,128 million of outstanding debt. As part of its capital and liquidity management, Janus reduced its outstanding shares by 3.4% during the third quarter by repurchasing 6.5 million shares of its common stock at an average price of $28.32 per share and a total cost of $184 million. Year to date, Janus has repurchased 26.3 million shares of its common stock at an average price of $25.09 per share and a total cost of $660 million, reducing shares outstanding by 12.0%.

Third Quarter 2007 Earnings Call Information

Janus Capital Group will discuss its results during a conference call on Thursday, October 25 at 10 a.m. Eastern Daylight Time. The call-in number will be 877-301-7574. Anyone outside the U.S. or Canada should call 706-643-3623. The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call. For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (Janus) is a recognized leader of growth and risk-managed investment strategies. Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of September 2007, Janus managed $208.0 billion in assets for more than four million shareholders, clients and institutions around the globe. Outside the U.S., Janus has offices in London, Tokyo, and Hong Kong. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH) and Capital Group Partners, Inc. (doing business as Rapid Solutions Group). In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results. Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (10/07).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplement to the Company’s Registration Statement on Form S-3 filed June 11, 2007 and June 5, 2007, respectively. Many of these factors are beyond the control of the Company and its management. Any forward-looking statements contained in this release are as of the date on which such statements were made. The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended
	September 30, 2007	June 30, 2007 *	September 30, 2006 *
Investment Management Revenues:
Investment management fees	$228.5	$220.6	$183.5
Performance fees	5.1	3.8	4.0
Shareowner servicing fees and other	51.0	48.6	41.5
Total	284.6	273.0	229.0

Investment Management Operating Expenses:
Employee compensation and benefits	91.1	86.8	70.7
Long-term incentive compensation	13.8	17.0	17.0
Marketing and advertising	6.5	5.0	6.6
Distribution	35.4	34.5	26.1
Depreciation and amortization	8.9	8.7	7.6
General, administrative and occupancy	33.1	26.9	33.5
Restructuring and impairments	—	—	10.5
Mutual fund investigation recoveries	—	(0.3)	—
Total	188.8	178.6	172.0

Investment Management Operating Income	95.8	94.4	57.0

Interest expense	(18.9)	(11.5)	(8.1)
Other income, net	8.9	5.0	8.0
Income tax provision	(32.0)	(32.9)	(20.4)
Equity in earnings of unconsolidated affiliate	1.9	1.7	1.7
Minority interest in consolidated earnings	(4.9)	(5.1)	(5.6)

Income from Continuing Operations	50.8	51.6	32.6

Loss from Discontinued Operations	(38.6)	(2.8)	(3.1)

Net income	$12.2	$48.8	$29.5

Diluted weighted average shares outstanding (in millions)	173.9	182.4	202.2
Diluted earnings per share:
Continuing operations	$0.29	$0.28	$0.16
Discontinued operations	(0.01)	(0.02)	(0.02)
Impairment charge - discontinued operations	(0.21)	—	—
Diluted earnings per share	$0.07	$0.27	$0.15

Average Assets Under Management (in billions)	$193.5	$188.2	$153.2

* Prior periods have been reclassified to separately present the results of continuing and discontinued operations.

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	September 30,	December 31,
	2007	2006*
Assets
Cash and cash equivalents	$605.4	$507.1
Marketable securities	119.6	173.1
Other assets	312.4	272.4
Property and equipment, net	46.6	47.2
Intangibles and goodwill, net	2,453.4	2,380.5
Assets related to discontinued operations	107.2	157.6
Total Assets	$3,644.6	$3,537.9

Liabilities and Stockholders' Equity
Debt	$1,127.6	$537.2
Other liabilities	261.1	282.2
Deferred income taxes	399.1	394.4
Liabilities related to discontinued operations	13.2	17.7
Stockholders' equity	1,843.6	2,306.4
Total Liabilities and Stockholders' Equity	$3,644.6	$3,537.9

* 2006 has been reclassified to separately present the assets and liabilities related to continuing and discontinued operations.

UNAUDITED CONDENSED CASH FLOW INFORMATION

CONTINUING OPERATIONS

(dollars in millions)

	Three Months Ended
	September 30, 2007	June 30, 2007 *	September 30, 2006 *
Cash provided by (used in:)
Operating activities	$92.9	$130.1	$48.3
Investing activities	(2.3)	(13.1)	(65.5)
Financing activities	(176.8)	316.4	137.2
Net change during period	$(86.2)	$433.4	$120.0

* Prior periods exclude the impact of discontinued operations.

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	September 30, 2007	June 30, 2007	September 30, 2006
Growth/Blend
Beginning of period assets	$74.1	$68.2	$66.9
Sales	6.3	4.9	1.9
Redemptions	3.7	4.2	3.5
Net sales (redemptions)	2.6	0.7	(1.6)
Market appreciation	5.3	5.2	1.6
End of period assets	$81.9	$74.1	$67.0

Global/International
Beginning of period assets	$19.6	$17.1	$12.6
Sales	1.7	1.6	0.7
Redemptions	1.1	0.9	0.7
Net sales (redemptions)	0.6	0.7	—
Market appreciation	1.6	1.8	0.7
End of period assets	$21.9	$19.6	$13.3

Mathematical/Quantitative
Beginning of period assets	$70.1	$66.3	$51.5
Sales	2.0	4.5	3.2
Redemptions	4.2	3.2	1.4
Net sales (redemptions)	(2.2)	1.3	1.7
Market appreciation	1.8	2.6	2.3
End of period assets	$69.6	$70.1	$55.6

Fixed Income
Beginning of period assets	$5.2	$4.8	$4.7
Sales	0.3	0.8	0.2
Redemptions	0.4	0.3	0.4
Net sales (redemptions)	(0.1)	0.5	(0.2)
Market appreciation	0.1	—	0.1
End of period assets	$5.2	$5.2	$4.7

Value
Beginning of period assets	$11.1	$10.8	$9.7
Sales	0.8	0.8	0.6
Redemptions	1.0	1.1	0.7
Net sales (redemptions)	(0.2)	(0.3)	(0.1)
Market appreciation	(0.1)	0.6	0.1
End of period assets	$10.9	$11.1	$9.7

Money Market
Beginning of period assets	$10.4	$9.0	$7.9
Sales	38.9	22.8	11.7
Redemptions	30.8	21.5	11.4
Net sales (redemptions)	8.1	1.3	0.3
Market appreciation	—	—	—
End of period assets	$18.5	$10.4	$8.0

Total
Beginning of period assets	$190.6	$176.2	$153.4
Sales	50.1	35.3	18.2
Redemptions	41.3	31.3	18.0
Net sales (redemptions)	8.8	4.0	0.2
Market appreciation	8.6	10.3	4.7
End of period assets	$208.0	$190.6	$158.3

Total Excluding Money Markets
Beginning of period assets	$180.2	$167.2	$145.5
Sales	11.2	12.6	6.5
Redemptions	10.5	9.8	6.6
Net sales (redemptions)	0.7	2.8	(0.1)
Market appreciation	8.6	10.3	4.7
End of period assets	$189.5	$180.2	$150.3

Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$110.1	$100.9	$94.0
Sales	9.2	8.1	3.4
Redemptions	6.3	6.6	5.2
Net sales (redemptions)	2.9	1.5	(1.8)
Market appreciation	6.8	7.7	2.4
End of period assets	$119.9	$110.1	$94.7

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented.  Therefore totals and subtotals may not foot.

Janus Investment Fund (“JIF”)

			Lipper Rankings Based on Total Returns as of 9/30/07
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Janus Fund	Jan-06	Large-Cap Growth Funds	34	245 / 728	23	141 / 621	37	191 / 519	32	70 / 219	10		68 / 696
Janus Twenty Fund(1)	Aug-97	Large-Cap Growth Funds	1	6 / 728	1	5 / 621	1	2 / 519	2	4 / 219	2		3 / 218
Janus Research Fund	Jan-06	Large-Cap Growth Funds	3	18 / 728	3	18 / 621	3	11 / 519	3	5 / 219	3		17 / 696
Janus Orion Fund	Jun-00	Multi-Cap Growth Funds	2	8 / 518	1	1 / 416	2	7 / 349	—	—	20		45 / 226
Janus Enterprise Fund	Jan-02	Mid-Cap Growth Funds	31	186 / 609	19	89 / 485	18	67 / 392	43	69 / 162	13		46 / 359
Janus Venture Fund(1)	Jan-01	Small-Cap Growth Funds	7	37 / 586	8	33 / 469	3	11 / 388	17	28 / 169	14		44 / 315
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	5	25 / 586	—	—	—	—	—	—	2		6 / 569
Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	1	6 / 876	1	1 / 662	1	2 / 493	—	—	9		27 / 314
Janus Growth and Income Fund	Dec-03	Large-Cap Core Funds	25	198 / 817	7	44 / 681	30	170 / 568	4	9 / 276	12		74 / 639
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	14	60 / 442	14	45 / 343	58	134 / 231	4	4 / 127	6		21 / 377
Janus Fundamental Equity Fund	Apr-05	Large-Cap Core Funds	25	203 / 817	3	20 / 681	11	60 / 568	1	2 / 276	4		27 / 721
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	83	725 / 876	56	371 / 662	—	—	—	—	44		228 / 525
International/Global Funds
Janus Overseas Fund	Jun-03	International Funds	1	1 / 1049	1	1 / 812	1	1 / 671	3	8 / 299	1		1 / 721
Janus Worldwide Fund	Jun-04	Global Funds	23	90 / 406	68	210 / 309	94	245 / 262	75	80 / 107	69		207 / 303
Janus Global Technology Fund	Jan-06	Science & Technology Funds	22	60 / 278	25	63 / 254	75	174 / 232	—	—	40		109 / 274
Janus Global Life Sciences Fund	Apr-07	Health/Biotechnology Funds	27	47 / 175	30	45 / 154	44	60 / 137	—	—		‡
Janus Global Research Fund	Feb-05	Global Funds	5	17 / 406	—	—	—	—	—	—	4		13 / 328
Janus Global Opportunities Fund	Jun-01	Global Funds	21	85 / 406	84	260 / 309	68	178 / 262	—	—	19		39 / 210
Value Funds
Janus Mid Cap Value Fund - Inv(2)	Aug-98	Mid-Cap Value Funds	28	86 / 308	43	102 / 238	39	70 / 183	—	—	3		2 / 68
Janus Small Cap Value Fund - Inv.(1,2)	Feb-97	Small-Cap Core Funds	46	342 / 744	73	417 / 574	74	333 / 451	11	17 / 161	14		18 / 129
Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Inv Grade Debt Funds	20	104 / 524	40	180 / 455	36	138 / 393	42	75 / 181		‡
Janus High-Yield Fund	Dec-03	High Current Yield Funds	65	285 / 444	50	185 / 376	86	274 / 319	19	27 / 146	45		161 / 361
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt Funds	42	97 / 234	52	104 / 201	16	23 / 148	40	32 / 81		‡
Janus Federal Tax-Exempt Fund	Feb-05	General Muni Debt Funds	99	234 / 236	99	218 / 220	99	209 / 212	92	127 / 138	100		221 / 221
Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	2	10 / 627	—	—	—	—	—	—	3		14 / 590
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	2	7 / 442	—	—	—	—	—	—	2		8 / 412
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	1	4 / 401	—	—	—	—	—	—	2		6 / 353

	Percent of JIF Funds per Lipper Quartile based on Total Returns
	1-Year	3-Year	5-Year	10-Year	Since PM Inception
1st Quartile	66.7%	54.5%	42.9%	60.0%	79.2%
2nd Quartile	22.2%	18.2%	23.8%	26.7%	12.5%
3rd Quartile	3.7%	18.2%	19.0%	6.7%	4.2%
4th Quartile	7.4%	9.1%	14.3%	6.7%	4.2%

Lipper Inc. – A Reuters Company, is a nationally recognized organization that ranks the performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested. If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Data presented reflects past performance, which is no guarantee of future results.

Notes:

(1)	Closed to new investors.
(2)	Ranking is for the investor share class only; other classes may have different performance characteristics.
‡	In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Janus Fund	Large Growth Funds	***	1443	****	1443	***	1206	***	507
Janus Enterprise Fund	Mid-Cap Growth Funds	***	816	****	816	****	675	**	275
Janus Growth and Income Fund	Large Growth Funds	****	1443	****	1443	***	1206	*****	507
Janus Research Fund	Large Growth Funds	****	1443	*****	1443	****	1206	****	507
Janus Orion Fund	Mid-Cap Growth Funds	*****	816	*****	816	*****	675		N/A
Janus Twenty Fund (1)	Large Growth Funds	*****	1443	*****	1443	*****	1206	****	507
Janus Venture Fund (1)	Small Growth Funds	****	656	*****	656	*****	548	***	246
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	***	186	***	186	***	164		N/A
Janus Global Technology Fund	Specialty-Technology Funds	***	283	****	283	***	256		N/A
Janus Overseas Fund	Foreign Large Growth Funds	*****	183	*****	183	*****	159	****	61
Janus Worldwide Fund	World Stock Funds	**	430	**	430	*	389	**	174
Janus Global Opportunities Fund	World Stock Funds	**	430	**	430	**	389		N/A
Janus Balanced Fund	Moderate Allocation Funds	****	891	****	891	**	671	*****	379
INTECH Risk-Managed Stock Fund	Large Blend Funds	***	1646	***	1646		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	*****	1646	*****	1646	****	1284	*****	566
Janus Contrarian Fund	Large Blend Funds	*****	1646	*****	1646	*****	1284		N/A
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	****	284	***	284	****	214		N/A
Janus Small Cap Value Fund - Investor Shares (1,2)	Small Value Funds	****	316	***	316	***	246	****	84
Janus Federal Tax-Exempt Fund	Muni National Long Funds	*	256	*	256	*	245	*	189
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	***	968	***	968	***	819	***	407
Janus High-Yield Fund	High Yield Bond Funds	***	454	***	454	**	386	****	184
Janus Short-Term Bond Fund	Short-Term Bond Funds	***	375	***	375	****	281	***	159
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		50.0%		54.5%		47.6%		53.3%

Data presented reflects past performance, which is no guarantee of future results. © 2007 Morningstar, Inc. All Rights Reserved.

Notes:

(1) Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

C-1007-520